UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in our Current Report on Form 8-K filed on February 12, 2010, February 24, 2010 and March 5, 2010, we through G&E HC REIT II Lacombe MOB, LLC, our wholly owned subsidiary, entered into a real estate purchase agreement and escrow instructions on February 8, 2010, or the Purchase Agreement, and two amendments to the Purchase Agreement on February 19, 2010 and February 26, 2010, respectively, with CC Lacombe, LLC, an unaffiliated third party, or the Seller, and First American Title Insurance Company, for the purchase of the Lacombe Medical Office Building, located in Lacombe, Louisiana, or the Lacombe MOB property, for a purchase price of $6,970,000, plus closing costs.

On March 5, 2010, we through G&E HC REIT II Lacombe MOB, LLC, our wholly owned subsidiary, acquired the Lacombe MOB property from the Seller for a purchase price of $6,970,000, plus closing costs. We financed the purchase price of the property using cash proceeds from our offering. In connection with the acquisition, we paid an acquisition fee of $192,000, or 2.75% of the purchase price, to Grubb & Ellis Healthcare REIT II Advisor, LLC, our advisor. Additionally, pursuant to a separate agreement to which we were not a party, in connection with the acquisition of the Lacombe property, the Seller paid a broker of Grubb & Ellis Company, which serves as our sponsor, $209,000, or 3.0% of the purchase price, as a commission for real estate brokerage services.

Item 7.01 Regulation FD Disclosure.

On March 10, 2010, we issued a press release announcing the acquisition of the Lacombe MOB property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated March 10, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

March 10, 2010	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated March 10, 2010